Exhibit 10.9

FUND ACCOUNTING SERVICING AGREEMENT

THIS AGREEMENT is made and entered into as of the 14th day of August 2015,  by and between U.S. BANCORP FUND SERVICES, LLC, a Wisconsin limited liability company (“Fund Services”), TEUCRIUM COMMODITY TRUST, a Delaware statutory trust (the “Trust”), for itself and on behalf of each of its series listed on Exhibit A to this Agreement (as amended from time to time) (each a “Fund” or an “ETF Series”) and TEUCRIUM TRADING, LLC, a Delaware limited liability company, the sponsor of the Funds (the “Sponsor”).

WHEREAS, the Sponsor has exclusive responsibility for the management and control of the business and affairs of the Trust and each Fund; and

WHEREAS, each Fund is operated as a commodity pool under the Commodity Exchange Act and is registered with the U.S. Securities and Exchange Commission (“SEC”) by means of a registration statement on Form S-1 or Form S-3, as applicable (each a “Registration Statement”) under the Securities Act of 1933, as amended (“1933 Act”); and

WHEREAS, the Trust and Sponsor desires to retain Fund Services to provide fund accounting services to each Fund listed on Exhibit A hereto (as amended from time to time) the services described herein, all as more fully set forth below;

WHEREAS, the Trust and Sponsor desire to retain Fund Services to provide to each Fund the fund accounting services described herein, all as more fully set below.

 NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Appointment of Fund Services as Fund Accountant

The Trust and Sponsor hereby appoint Fund Services as fund accountant of the Trust for the term of this Agreement to perform the services and duties described herein.  Fund Services hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement.   The services and duties of Fund Services shall be confined to those matters expressly set forth herein, and no implied duties are assumed by or may be asserted against Fund Services hereunder.

2.  Services and Duties of Fund Services

Fund Services shall provide the following accounting services to each Fund:

  Portfolio Accounting Services:

(1)               Maintain portfolio records on a trade date+1 basis using security trade information communicated from the Fund’s Sponsor.

(2)               For each valuation date, obtain prices from a pricing source approved by the Sponsor of the Trust and apply those prices to the portfolio positions.  For those securities where market quotations are not readily available, the Sponsor shall approve, in good faith, procedures for determining the fair value for such securities.

(3)               Identify interest and dividend accrual balances as of each valuation date and calculate gross earnings on investments for each accounting period.

(4)               Determine gain/loss on security sales and identify them as short-term or long-term; account for periodic distributions of gains or losses to shareholders and maintain undistributed gain or loss balances as of each valuation date.

(5)               On a daily basis, reconcile cash of the Fund with the Fund’s custodian.

(6)               Transmit a copy of the portfolio valuation to the Fund’s Sponsor daily.

(7)               Review the impact of current day’s activity on a per share basis, and review changes in market value.

  Expense Accrual and Payment Services:

(1)               For each valuation date, calculate the expense accrual amounts as directed by the Trust as to methodology, rate or dollar amount.

(2)               Process and record payments for Fund expenses upon receipt of written authorization from the Trust.

(3)               Account for Fund expenditures and maintain expense accrual balances at the level of accounting detail, as agreed upon by Fund Services and the Trust.

(4)               Provide expense accrual and payment reporting.

  Fund Valuation and Financial Reporting Services:

(1)               Account for Fund creation and redemption activity and other Fund share activity as reported by the Fund’s transfer agent on a timely basis.

(2)               Determine net investment income (earnings) for the Fund as of each valuation date.  Account for periodic distributions of earnings to shareholders and maintain undistributed net investment income balances as of each valuation date.

(3)               Maintain a general ledger and other accounts, books, and financial records for the Fund in the form as agreed upon.

(4)               Determine the net asset value of the Fund according to the accounting policies and procedures set forth in the Fund's current prospectus.

(5)               Calculate per share net asset value, per share net earnings, and other per share amounts reflective of Fund operations at such time as required by the nature and characteristics of the Fund.

(6)               Communicate to the Trust, at an agreed upon time, the per share net asset value for each valuation date.

(7)               Prepare monthly reports that document the adequacy of accounting detail to support month-end ledger balances.

(8)               Prepare monthly security transactions listings.

(9)               Provide the daily net asset value per share (“NAV”) and holdings data to third-party reporting agencies as determined by the Trust and Sponsor.

(10)           Create and transmit NAV, Intraday Indicative Value (IIV) data files on a daily basis to the FTP sites designated by the Trust and Sponsor.

  Tax Accounting Services:

(1)               Maintain accounting records for the investment portfolio of the Funds to support the tax reporting required under the Internal Revenue Code of 1986, as amended (the “Code”), as applicable.

(2)               Maintain tax lot detail for the Funds’ investment portfolio.

(3)               Calculate taxable gain/loss on security sales using the tax lot relief method designated by the Trust.

(4)               Provide the necessary financial information to calculate the taxable components of income and capital gains distributions to support tax reporting to the shareholders.

  Compliance Control Services:

(1)               Support reporting to regulatory bodies and support financial statement preparation by making the Fund's accounting records available to the Trust, Sponsor, the U.S. Securities and Exchange Commission (the “SEC”), National Futures Association (the “NFA”), the  Commodity Futures Trading Commission (the “CFTC”) and other applicable regulatory bodies and the independent accountants.

(2)               Perform its duties hereunder in compliance with all applicable laws and regulations and provide any sub-certifications reasonably requested by the Trust and Sponsor in connection with any certification required of the Trust pursuant to the Sarbanes-Oxley Act of 2002 (the “SOX Act”) or any rules or regulations promulgated by the SEC thereunder, provided the same shall not be deemed to change Fund Services’ standard of care as set forth herein.

(3)               Cooperate with the Trust’s independent accountants and take all reasonable action in the performance of its obligations under this Agreement to ensure that the necessary information is made available to such accountants for the expression of their opinion on the Fund’s financial statements without any qualification as to the scope of their examination.

3.              License of Data; Warranty; Termination of Rights

  The valuation information and evaluations being provided to the Trust and Sponsor by Fund Services pursuant hereto (collectively, the “Data”) are being licensed, not sold, to the Trust and Sponsor.  The Trust and Sponsor have a limited license to use the Data only for purposes necessary to valuing the Trust’s assets and reporting to regulatory bodies (the “License”).  The Trust and Sponsor do not have any license nor right to use the Data for purposes beyond the intentions of this Agreement including, but not limited to, resale to other users or use to create any type of historical database.  The License is non-transferable and not sub-licensable.  The Trust’s and Sponsor’s right to use the Data cannot be passed to or shared with any other entity.

The Trust and Sponsor acknowledge the proprietary rights that Fund Services and its suppliers have in the Data.

  THE TRUST AND SPONSOR HEREBY ACCEPT THE DATA AS IS, WHERE IS, WITH NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OR ANY OTHER MATTER.

  Fund Services may stop supplying some or all Data to the Trust and Sponsor if Fund Services’ suppliers terminate any agreement to provide Data to Fund Services.  Also, Fund Services may stop supplying some or all Data to the Trust and Sponsor if Fund Services reasonably believes that the Trust and Sponsor are using the Data in violation of the License, or breaching their duties of confidentiality provided for hereunder, or if any of Fund Services’ suppliers demand that the Data be withheld from the Trust and Sponsor.  Fund Services will provide notice to the Trust and Sponsor of any termination of provision of Data as soon as reasonably possible.

4.              Pricing of Securities

  For each valuation date, Fund Services shall obtain prices from a pricing source recommended by Fund Services and approved by the Sponsor and apply those prices to the portfolio positions of the Fund.  For those securities where market quotations are not readily available, the Sponsor shall approve, in good faith, procedures for determining the fair value for such securities.

If the Trust and Sponsor desire to provide a price that varies from the price provided by the pricing source, the Trust and Sponsor shall promptly notify and supply Fund Services with the price of any such security on each valuation date.  All pricing changes made by the Trust or Sponsor will be in writing and must specifically identify the securities to be changed by CUSIP, name of security, new price or rate to be applied, and, if applicable, the time period for which the new price(s) is/are effective.

  In the event that the Trust and Sponsor at any time receive Data containing evaluations, rather than market quotations, for certain securities or certain other data related to such securities, the following provisions will apply:  (i) evaluated securities are typically complicated financial instruments.  There are many methodologies (including computer-based analytical modeling and individual security evaluations) available to generate approximations of the market value of such securities, and there is significant professional disagreement about which method is best.  No evaluation method, including those used by Fund Services and its suppliers, may consistently generate approximations that correspond to actual “traded” prices of the securities; (ii) methodologies used to provide the pricing portion of certain Data may rely on evaluations; however, the Trust and Sponsor acknowledge that there may be errors or defects in the software, databases, or methodologies generating the evaluations that may cause resultant evaluations to be inappropriate for use in certain applications; and (iii) the Trust and Sponsor assume all responsibility for edit checking, external verification of evaluations, and ultimately the appropriateness of using Data containing evaluations, regardless of any efforts made by Fund Services and its suppliers in this respect.

5.              Changes in Accounting Procedures

Any action by the Sponsor that affects accounting practices and procedures of the Trust under this Agreement shall be effective upon written receipt of notice and acceptance by Fund Services.

6.              Changes in Equipment, Systems, Etc.

Fund Services reserves the right to make changes from time to time, as it deems advisable, relating to its systems, programs, rules, operating schedules and equipment, so long as such changes do not adversely affect the services provided to the Trust and Sponsor under this Agreement.

7.              Compensation

Fund Services shall be compensated for providing the services set forth in this Agreement in accordance with the fee schedule set forth on Exhibit B hereto (as amended from time to time).  Fund Services shall also be compensated for such out-of-pocket expenses (e.g., telecommunication charges, postage and delivery charges, and reproduction charges) as are reasonably incurred by Fund Services in performing its duties hereunder.  The Trust shall pay all such fees and reimbursable expenses within 30 calendar days following receipt of the monthly billing notice, except for any fee or expense subject to a good faith dispute.  The Trust shall notify Fund Services in writing within 30 calendar days following receipt of each invoice if the Trust is disputing any amounts in good faith.  The Trust shall pay such disputed amounts within 10 calendar days of the day on which the parties agree to the amount to be paid.  With the exception of any fee or expense the Trust is disputing in good faith as set forth above, unpaid invoices shall accrue a finance charge of 1½% per month after the due date.  Notwithstanding anything to the contrary, amounts owed by the Trust to Fund Services shall only be paid out of the assets and property of the particular Fund involved.

8.              Representations and Warranties

A.               The Trust and Sponsor each hereby represents and warrants to Fund Services, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)              It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)              This Agreement has been duly authorized, executed and delivered by the Trust or Sponsor, as applicable, in accordance with all requisite action and constitutes a valid and legally binding obligation of the Trust or Sponsor, as applicable, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

(3)              It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement.

B.              Fund Services hereby represents and warrants to the Trust and Sponsor, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)              It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)              This Agreement has been duly authorized, executed and delivered by Fund Services in accordance with all requisite action and constitutes a valid and legally binding obligation of Fund Services, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(3)              It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement.

9.              Standard of Care; Indemnification; Limitation of Liability

  Fund Services shall exercise reasonable care in the performance of its duties under this Agreement.  Neither Fund Services nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or power supplies beyond Fund Services’ control, except a loss arising out of or relating to Fund Services’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if Fund Services has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless Fund Services and its suppliers from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that Fund Services or its suppliers may sustain or incur or that may be asserted against Fund Services or its suppliers by any person arising out of or related to (i) any action taken or omitted to be taken by it in performing the services hereunder (ii) in accordance with the foregoing standards, or (iii) in reliance upon any written or oral instruction provided to Fund Services by any duly authorized officer of the Trust or the Sponsor, or (iv) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to Fund Services’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Fund Services” shall include Fund Services’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities.  The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained.  Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

Fund Services shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys' fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by Fund Services as a result of Fund Services’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of Fund Services, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Trust’s trustees, officers and employees.

In the event of a mechanical breakdown or power supplies beyond its control, Fund Services shall take all reasonable steps to minimize service interruptions for any period that such interruption continues.  Fund Services will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of Fund Services.  Fund Services agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available.  Representatives of the Trust shall be entitled to inspect Fund Services’ premises and operating capabilities at any time during regular business hours of Fund Services, upon reasonable notice to Fund Services.  Moreover, Fund Services shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of Fund Services relating to the services provided by Fund Services under this Agreement.

Notwithstanding the above, Fund Services reserves the right to reprocess and correct administrative errors at its own expense.

In no case shall any party be liable to another for (i) any special, indirect or consequential damages, loss of profits or goodwill (even if advised of the possibility of such); (ii) any delay by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots, or failure beyond its control of transportation or power supply; or (iii) any claim that arose more than one year prior to the institution of suit therefor.

  In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification.  The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification.  In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section.  The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

  The indemnity and defense provisions set forth in this Section 9 shall indefinitely survive the termination and/or assignment of this Agreement.

  If Fund Services is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve Fund Services of any of its obligations in such other capacity.

10.              Notification of Error

The Trust and/or Sponsor will notify Fund Services of any discrepancy between Fund Services and the Trust, including, but not limited to, failing to account for a security position in the Fund’s portfolio, upon the later to occur of: (i) three business days after receipt of any reports rendered by Fund Services to the Trust; (ii) three business days after discovery of any error or omission not covered in the balancing or control procedure; or (iii) three business days after receiving notice from any shareholder regarding any such discrepancy.

11.              Data Necessary to Perform Services

The Trust or its agent shall furnish to Fund Services the data necessary to perform the services described herein at such times and in such form as mutually agreed upon.

12.              Proprietary and Confidential Information

  Fund Services agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Fund Services may be exposed to civil or criminal contempt proceedings for failure to comply, (ii) when requested to divulge such information by duly constituted authorities, or (iii) when so requested by the Trust.  Records and other information which have become known to the public through no wrongful act of Fund Services or any of its employees, agents or representatives, and information that was already in the possession of Fund Services prior to receipt thereof from the Trust or its agent, shall not be subject to this paragraph.

Further, Fund Services will adhere to the privacy policies adopted by the Trust pursuant to Title V of the Gramm-Leach-Bliley Act, as may be modified from time to time.  In this regard, Fund Services shall have in place and maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to the Trust and its shareholders.

  The Trust, on behalf of itself and its trustees, officers, and employees, will maintain the confidential and proprietary nature of the Data and agrees to protect it using the same efforts, but in no case less than reasonable efforts, that it uses to protect its own proprietary and confidential information.

13.              Records

Fund Services shall keep records relating to the services to be performed hereunder in the form and manner, and for such period, as it may deem advisable and is agreeable to the Trust, but not inconsistent with the rules and regulations of appropriate government authorities, in particular,  as required by the Securities Exchange Act of 1934, as amended, the rules of the stock exchange on which the Funds’ shares are listed, 17 C.F.R. 4.23 (specifically, the records specified in 17 C.F.R. 4.23(a)(1) through (8), (10) through (12) and (b)(1)), and other applicable federal securities laws and created pursuant to the performance of the Administrator’s obligations under this Agreement. Fund Services will also maintain those records of the Trust and the Funds including any changes, modifications or amendments thereto (the “Fund Records”) and will act as document repository for such Fund Records. Upon receipt of such Fund Records, Fund Services will issue a receipt for such Fund Records. Fund Services shall maintain a complete and orderly inventory of all Fund Records for which it has issued a receipt. Fund Services shall be under no duty or obligation to audit or reconcile the content, nor shall it be responsible for the accuracy or completeness of those Fund Records not created by it. Upon written request in a form to be determined by Fund Services and the Trust, Fund Services will return or release the requested Fund Records to such persons or entities pursuant to the Instructions provided by the Trust. Once one or more Fund Records have been returned or released by Fund Services, Fund Services shall have no further duty or obligation to act as repository for said previously released Fund Records. The Sponsor represents and warrants that: (a) promptly after the date of this Agreement, it will, at its own expense, deliver, cause to be delivered or make available to Fund Services all of the Fund Records in effect as of the date of this Agreement; (b) it will, on a continuing basis and at its own expense, promptly deliver, cause to be delivered or make available to Fund Services any Fund Records created after the date of this Agreement; (c) it has adequate record-keeping policies and procedures in effect to ensure that all Fund Records are promptly provided to Fund Services pursuant to the terms of this Agreement; (d) it shall be responsible for the accuracy and completeness of any Fund Records not created by Fund Services; and (e) it shall be responsible for ensuring the Trust’s or the Funds’ compliance with, fulfillment of its obligations under or enforcement of, any Fund Records not created by Fund Services. Fund Services acknowledges that the records maintained and preserved by it pursuant to this Agreement are the property of the Trust and will be, at the Trust’s expense, surrendered promptly upon reasonable request. In performing its obligations under this Section, Fund Services may utilize micrographic and electronic storage media as well as independent third party storage facilities.

14.              Compliance with Laws

The Trust has and retains primary responsibility for all compliance matters relating to the Funds, including but not limited to compliance with the 1933 Act, 1934 Act, the Internal Revenue Code of 1986, the Sarbanes-Oxley Act of 2002, the USA Patriot Act of 2001, the rules and regulations of the SEC, CFTC, NFA, the securities exchange on which any Shares are listed and the policies and limitations of the Fund relating to its portfolio investments as set forth in its registration statement.  Fund Services’ services hereunder shall not relieve the Trust or Sponsor of its responsibilities for assuring such compliance.

15.              Term of Agreement; Amendment

This Agreement shall become effective as of the date first written above and will continue in effect for a period of three (3) years.  This Agreement may be terminated by any party upon giving 90 days prior written notice to the other parties or such shorter period as is mutually agreed upon by the parties.  Notwithstanding the foregoing, this Agreement may be terminated by any party upon the breach of another party of any material term of this Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party.  This Agreement may not be amended or modified in any manner except by written agreement executed by Fund Services and the Trust, and authorized or approved by the Sponsor.

16.              Duties in the Event of Termination

In the event that, in connection with termination, a successor to any of Fund Services’ duties or responsibilities hereunder is designated by the Trust by written notice to Fund Services, Fund Services will promptly, upon such termination and at the expense of the Trust, transfer to such successor all relevant books, records, correspondence and other data established or maintained by Fund Services under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which Fund Services has maintained the same, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from Fund Services’ personnel in the establishment of books, records and other data by such successor.  If no such successor is designated, then such books, records and other data shall be returned to the Trust and Sponsor.

17.               Early Termination

In the absence of any material breach of this Agreement, should the Trust and Sponsor elect to terminate this Agreement prior to the end of the initial three year term, the Trust agrees to pay the following fees:

(1)  all monthly fees through the life of the Agreement, including the repayment of any negotiated discounts;

(2)  all fees associated with converting services to successor service provider;

(3)  all fees associated with any record retention and/or tax reporting obligations that may not be eliminated due to the conversion to a successor service provider;

                            (4)  all out-of-pocket costs associated with (1) to (3) above

18.              Assignment

This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust without the written consent of Fund Services, or by Fund Services without the written consent of the Trust accompanied by the authorization or approval of the Trust’s Sponsor.

19.              Governing Law

This Agreement shall be construed in accordance with the laws of the State of Wisconsin, without regard to conflicts of law principles.  To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1933 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1933 Act or any rule or order of the SEC thereunder.

20.              No Agency Relationship

Nothing herein contained shall be deemed to authorize or empower any party to act as agent for another party to this Agreement, or to conduct business in the name, or for the account, of another party to this Agreement.

21.              Services Not Exclusive

Nothing in this Agreement shall limit or restrict Fund Services from providing services to other parties that are similar or identical to some or all of the services provided hereunder.

22.              Invalidity

Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties.

23.              Notices

Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below:

Notice to Fund Services shall be sent to:

              U.S. Bancorp Fund Services, LLC

              615 East Michigan Street

              Milwaukee, WI  53202

              Attn:  President

and notice to the Trust or Sponsor shall be sent to:

              Teucrium Trading, LLC

232 Hidden Lake Road, Building A

Brattleboro, VT 05301

24.              Multiple Originals

This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

(signatures on the following page)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

TEUCRIUM COMMODITY TRUST

By:___________________________

Name:________________________

Title:_________________________

TEUCRIUM TRADING, LLC

By:________________________________

Name:  ____________________________

Title: ______________________________

U.S. BANCORP FUND SERVICES, LLC

By:________________________________

Name:  Michael R. McVoy

Title: Executive Vice President

Exhibit A to the Fund Accounting Servicing Agreement –   Teucrium Commodity Trust

Separate Series of Teucrium Commodity Trust

Name of Series Teucrium Corn Fund Teucrium Wheat Fund Teucrium Soybean Fund Teucrium Sugar Fund Teucrium Agricultural Fund

Exhibit 10.9

FUND ACCOUNTING SERVICING AGREEMENT

THIS AGREEMENT is made and entered into as of the 14th day of August 2015,  by and between U.S. BANCORP FUND SERVICES, LLC, a Wisconsin limited liability company (“Fund Services”), TEUCRIUM COMMODITY TRUST, a Delaware statutory trust (the “Trust”), for itself and on behalf of each of its series listed on Exhibit A to this Agreement (as amended from time to time) (each a “Fund” or an “ETF Series”) and TEUCRIUM TRADING, LLC, a Delaware limited liability company, the sponsor of the Funds (the “Sponsor”).

WHEREAS, the Sponsor has exclusive responsibility for the management and control of the business and affairs of the Trust and each Fund; and

WHEREAS, each Fund is operated as a commodity pool under the Commodity Exchange Act and is registered with the U.S. Securities and Exchange Commission (“SEC”) by means of a registration statement on Form S-1 or Form S-3, as applicable (each a “Registration Statement”) under the Securities Act of 1933, as amended (“1933 Act”); and

WHEREAS, the Trust and Sponsor desires to retain Fund Services to provide fund accounting services to each Fund listed on Exhibit A hereto (as amended from time to time) the services described herein, all as more fully set forth below;

WHEREAS, the Trust and Sponsor desire to retain Fund Services to provide to each Fund the fund accounting services described herein, all as more fully set below.

 NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Appointment of Fund Services as Fund Accountant

The Trust and Sponsor hereby appoint Fund Services as fund accountant of the Trust for the term of this Agreement to perform the services and duties described herein.  Fund Services hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement.   The services and duties of Fund Services shall be confined to those matters expressly set forth herein, and no implied duties are assumed by or may be asserted against Fund Services hereunder.

2.  Services and Duties of Fund Services

Fund Services shall provide the following accounting services to each Fund:

  Portfolio Accounting Services:

(1)               Maintain portfolio records on a trade date+1 basis using security trade information communicated from the Fund’s Sponsor.

(2)               For each valuation date, obtain prices from a pricing source approved by the Sponsor of the Trust and apply those prices to the portfolio positions.  For those securities where market quotations are not readily available, the Sponsor shall approve, in good faith, procedures for determining the fair value for such securities.

(3)               Identify interest and dividend accrual balances as of each valuation date and calculate gross earnings on investments for each accounting period.

(4)               Determine gain/loss on security sales and identify them as short-term or long-term; account for periodic distributions of gains or losses to shareholders and maintain undistributed gain or loss balances as of each valuation date.

(5)               On a daily basis, reconcile cash of the Fund with the Fund’s custodian.

(6)               Transmit a copy of the portfolio valuation to the Fund’s Sponsor daily.

(7)               Review the impact of current day’s activity on a per share basis, and review changes in market value.

  Expense Accrual and Payment Services:

(1)               For each valuation date, calculate the expense accrual amounts as directed by the Trust as to methodology, rate or dollar amount.

(2)               Process and record payments for Fund expenses upon receipt of written authorization from the Trust.

(3)               Account for Fund expenditures and maintain expense accrual balances at the level of accounting detail, as agreed upon by Fund Services and the Trust.

(4)               Provide expense accrual and payment reporting.

  Fund Valuation and Financial Reporting Services:

(1)               Account for Fund creation and redemption activity and other Fund share activity as reported by the Fund’s transfer agent on a timely basis.

(2)               Determine net investment income (earnings) for the Fund as of each valuation date.  Account for periodic distributions of earnings to shareholders and maintain undistributed net investment income balances as of each valuation date.

(3)               Maintain a general ledger and other accounts, books, and financial records for the Fund in the form as agreed upon.

(4)               Determine the net asset value of the Fund according to the accounting policies and procedures set forth in the Fund's current prospectus.

(5)               Calculate per share net asset value, per share net earnings, and other per share amounts reflective of Fund operations at such time as required by the nature and characteristics of the Fund.

(6)               Communicate to the Trust, at an agreed upon time, the per share net asset value for each valuation date.

(7)               Prepare monthly reports that document the adequacy of accounting detail to support month-end ledger balances.

(8)               Prepare monthly security transactions listings.

(9)               Provide the daily net asset value per share (“NAV”) and holdings data to third-party reporting agencies as determined by the Trust and Sponsor.

(10)           Create and transmit NAV, Intraday Indicative Value (IIV) data files on a daily basis to the FTP sites designated by the Trust and Sponsor.

  Tax Accounting Services:

(1)               Maintain accounting records for the investment portfolio of the Funds to support the tax reporting required under the Internal Revenue Code of 1986, as amended (the “Code”), as applicable.

(2)               Maintain tax lot detail for the Funds’ investment portfolio.

(3)               Calculate taxable gain/loss on security sales using the tax lot relief method designated by the Trust.

(4)               Provide the necessary financial information to calculate the taxable components of income and capital gains distributions to support tax reporting to the shareholders.

  Compliance Control Services:

(1)               Support reporting to regulatory bodies and support financial statement preparation by making the Fund's accounting records available to the Trust, Sponsor, the U.S. Securities and Exchange Commission (the “SEC”), National Futures Association (the “NFA”), the  Commodity Futures Trading Commission (the “CFTC”) and other applicable regulatory bodies and the independent accountants.

(2)               Perform its duties hereunder in compliance with all applicable laws and regulations and provide any sub-certifications reasonably requested by the Trust and Sponsor in connection with any certification required of the Trust pursuant to the Sarbanes-Oxley Act of 2002 (the “SOX Act”) or any rules or regulations promulgated by the SEC thereunder, provided the same shall not be deemed to change Fund Services’ standard of care as set forth herein.

(3)               Cooperate with the Trust’s independent accountants and take all reasonable action in the performance of its obligations under this Agreement to ensure that the necessary information is made available to such accountants for the expression of their opinion on the Fund’s financial statements without any qualification as to the scope of their examination.

3.              License of Data; Warranty; Termination of Rights

  The valuation information and evaluations being provided to the Trust and Sponsor by Fund Services pursuant hereto (collectively, the “Data”) are being licensed, not sold, to the Trust and Sponsor.  The Trust and Sponsor have a limited license to use the Data only for purposes necessary to valuing the Trust’s assets and reporting to regulatory bodies (the “License”).  The Trust and Sponsor do not have any license nor right to use the Data for purposes beyond the intentions of this Agreement including, but not limited to, resale to other users or use to create any type of historical database.  The License is non-transferable and not sub-licensable.  The Trust’s and Sponsor’s right to use the Data cannot be passed to or shared with any other entity.

The Trust and Sponsor acknowledge the proprietary rights that Fund Services and its suppliers have in the Data.

  THE TRUST AND SPONSOR HEREBY ACCEPT THE DATA AS IS, WHERE IS, WITH NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY OR FITNESS FOR ANY PURPOSE OR ANY OTHER MATTER.

  Fund Services may stop supplying some or all Data to the Trust and Sponsor if Fund Services’ suppliers terminate any agreement to provide Data to Fund Services.  Also, Fund Services may stop supplying some or all Data to the Trust and Sponsor if Fund Services reasonably believes that the Trust and Sponsor are using the Data in violation of the License, or breaching their duties of confidentiality provided for hereunder, or if any of Fund Services’ suppliers demand that the Data be withheld from the Trust and Sponsor.  Fund Services will provide notice to the Trust and Sponsor of any termination of provision of Data as soon as reasonably possible.

4.              Pricing of Securities

  For each valuation date, Fund Services shall obtain prices from a pricing source recommended by Fund Services and approved by the Sponsor and apply those prices to the portfolio positions of the Fund.  For those securities where market quotations are not readily available, the Sponsor shall approve, in good faith, procedures for determining the fair value for such securities.

If the Trust and Sponsor desire to provide a price that varies from the price provided by the pricing source, the Trust and Sponsor shall promptly notify and supply Fund Services with the price of any such security on each valuation date.  All pricing changes made by the Trust or Sponsor will be in writing and must specifically identify the securities to be changed by CUSIP, name of security, new price or rate to be applied, and, if applicable, the time period for which the new price(s) is/are effective.

  In the event that the Trust and Sponsor at any time receive Data containing evaluations, rather than market quotations, for certain securities or certain other data related to such securities, the following provisions will apply:  (i) evaluated securities are typically complicated financial instruments.  There are many methodologies (including computer-based analytical modeling and individual security evaluations) available to generate approximations of the market value of such securities, and there is significant professional disagreement about which method is best.  No evaluation method, including those used by Fund Services and its suppliers, may consistently generate approximations that correspond to actual “traded” prices of the securities; (ii) methodologies used to provide the pricing portion of certain Data may rely on evaluations; however, the Trust and Sponsor acknowledge that there may be errors or defects in the software, databases, or methodologies generating the evaluations that may cause resultant evaluations to be inappropriate for use in certain applications; and (iii) the Trust and Sponsor assume all responsibility for edit checking, external verification of evaluations, and ultimately the appropriateness of using Data containing evaluations, regardless of any efforts made by Fund Services and its suppliers in this respect.

5.              Changes in Accounting Procedures

Any action by the Sponsor that affects accounting practices and procedures of the Trust under this Agreement shall be effective upon written receipt of notice and acceptance by Fund Services.

6.              Changes in Equipment, Systems, Etc.

Fund Services reserves the right to make changes from time to time, as it deems advisable, relating to its systems, programs, rules, operating schedules and equipment, so long as such changes do not adversely affect the services provided to the Trust and Sponsor under this Agreement.

7.              Compensation

Fund Services shall be compensated for providing the services set forth in this Agreement in accordance with the fee schedule set forth on Exhibit B hereto (as amended from time to time).  Fund Services shall also be compensated for such out-of-pocket expenses (e.g., telecommunication charges, postage and delivery charges, and reproduction charges) as are reasonably incurred by Fund Services in performing its duties hereunder.  The Trust shall pay all such fees and reimbursable expenses within 30 calendar days following receipt of the monthly billing notice, except for any fee or expense subject to a good faith dispute.  The Trust shall notify Fund Services in writing within 30 calendar days following receipt of each invoice if the Trust is disputing any amounts in good faith.  The Trust shall pay such disputed amounts within 10 calendar days of the day on which the parties agree to the amount to be paid.  With the exception of any fee or expense the Trust is disputing in good faith as set forth above, unpaid invoices shall accrue a finance charge of 1½% per month after the due date.  Notwithstanding anything to the contrary, amounts owed by the Trust to Fund Services shall only be paid out of the assets and property of the particular Fund involved.

8.              Representations and Warranties

A.               The Trust and Sponsor each hereby represents and warrants to Fund Services, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)              It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)              This Agreement has been duly authorized, executed and delivered by the Trust or Sponsor, as applicable, in accordance with all requisite action and constitutes a valid and legally binding obligation of the Trust or Sponsor, as applicable, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties;

(3)              It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement.

B.              Fund Services hereby represents and warrants to the Trust and Sponsor, which representations and warranties shall be deemed to be continuing throughout the term of this Agreement, that:

(1)              It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

(2)              This Agreement has been duly authorized, executed and delivered by Fund Services in accordance with all requisite action and constitutes a valid and legally binding obligation of Fund Services, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties; and

(3)              It is conducting its business in compliance in all material respects with all applicable laws and regulations, both state and federal, and has obtained all regulatory approvals necessary to carry on its business as now conducted; there is no statute, rule, regulation, order or judgment binding on it and no provision of its charter, bylaws or any contract binding it or affecting its property which would prohibit its execution or performance of this Agreement.

9.              Standard of Care; Indemnification; Limitation of Liability

  Fund Services shall exercise reasonable care in the performance of its duties under this Agreement.  Neither Fund Services nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or power supplies beyond Fund Services’ control, except a loss arising out of or relating to Fund Services’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  Notwithstanding any other provision of this Agreement, if Fund Services has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless Fund Services and its suppliers from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys’ fees) that Fund Services or its suppliers may sustain or incur or that may be asserted against Fund Services or its suppliers by any person arising out of or related to (i) any action taken or omitted to be taken by it in performing the services hereunder (ii) in accordance with the foregoing standards, or (iii) in reliance upon any written or oral instruction provided to Fund Services by any duly authorized officer of the Trust or the Sponsor, or (iv) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to Fund Services’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Fund Services” shall include Fund Services’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities.  The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained.  Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

Fund Services shall indemnify and hold the Trust harmless from and against any and all claims, demands, losses, expenses, and liabilities of any and every nature (including reasonable attorneys' fees) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of any action taken or omitted to be taken by Fund Services as a result of Fund Services’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement.  This indemnity shall be a continuing obligation of Fund Services, its successors and assigns, notwithstanding the termination of this Agreement.  As used in this paragraph, the term “Trust” shall include the Trust’s trustees, officers and employees.

In the event of a mechanical breakdown or power supplies beyond its control, Fund Services shall take all reasonable steps to minimize service interruptions for any period that such interruption continues.  Fund Services will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of Fund Services.  Fund Services agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available.  Representatives of the Trust shall be entitled to inspect Fund Services’ premises and operating capabilities at any time during regular business hours of Fund Services, upon reasonable notice to Fund Services.  Moreover, Fund Services shall provide the Trust, at such times as the Trust may reasonably require, copies of reports rendered by independent accountants on the internal controls and procedures of Fund Services relating to the services provided by Fund Services under this Agreement.

Notwithstanding the above, Fund Services reserves the right to reprocess and correct administrative errors at its own expense.

In no case shall any party be liable to another for (i) any special, indirect or consequential damages, loss of profits or goodwill (even if advised of the possibility of such); (ii) any delay by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots, or failure beyond its control of transportation or power supply; or (iii) any claim that arose more than one year prior to the institution of suit therefor.

  In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation that presents or appears likely to present the probability of a claim for indemnification.  The indemnitor shall have the option to defend the indemnitee against any claim that may be the subject of this indemnification.  In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section.  The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor’s prior written consent.

  The indemnity and defense provisions set forth in this Section 9 shall indefinitely survive the termination and/or assignment of this Agreement.

  If Fund Services is acting in another capacity for the Trust pursuant to a separate agreement, nothing herein shall be deemed to relieve Fund Services of any of its obligations in such other capacity.

10.              Notification of Error

The Trust and/or Sponsor will notify Fund Services of any discrepancy between Fund Services and the Trust, including, but not limited to, failing to account for a security position in the Fund’s portfolio, upon the later to occur of: (i) three business days after receipt of any reports rendered by Fund Services to the Trust; (ii) three business days after discovery of any error or omission not covered in the balancing or control procedure; or (iii) three business days after receiving notice from any shareholder regarding any such discrepancy.

11.              Data Necessary to Perform Services

The Trust or its agent shall furnish to Fund Services the data necessary to perform the services described herein at such times and in such form as mutually agreed upon.

12.              Proprietary and Confidential Information

  Fund Services agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust, all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Fund Services may be exposed to civil or criminal contempt proceedings for failure to comply, (ii) when requested to divulge such information by duly constituted authorities, or (iii) when so requested by the Trust.  Records and other information which have become known to the public through no wrongful act of Fund Services or any of its employees, agents or representatives, and information that was already in the possession of Fund Services prior to receipt thereof from the Trust or its agent, shall not be subject to this paragraph.

Further, Fund Services will adhere to the privacy policies adopted by the Trust pursuant to Title V of the Gramm-Leach-Bliley Act, as may be modified from time to time.  In this regard, Fund Services shall have in place and maintain physical, electronic and procedural safeguards reasonably designed to protect the security, confidentiality and integrity of, and to prevent unauthorized access to or use of, records and information relating to the Trust and its shareholders.

  The Trust, on behalf of itself and its trustees, officers, and employees, will maintain the confidential and proprietary nature of the Data and agrees to protect it using the same efforts, but in no case less than reasonable efforts, that it uses to protect its own proprietary and confidential information.

13.              Records

Fund Services shall keep records relating to the services to be performed hereunder in the form and manner, and for such period, as it may deem advisable and is agreeable to the Trust, but not inconsistent with the rules and regulations of appropriate government authorities, in particular,  as required by the Securities Exchange Act of 1934, as amended, the rules of the stock exchange on which the Funds’ shares are listed, 17 C.F.R. 4.23 (specifically, the records specified in 17 C.F.R. 4.23(a)(1) through (8), (10) through (12) and (b)(1)), and other applicable federal securities laws and created pursuant to the performance of the Administrator’s obligations under this Agreement. Fund Services will also maintain those records of the Trust and the Funds including any changes, modifications or amendments thereto (the “Fund Records”) and will act as document repository for such Fund Records. Upon receipt of such Fund Records, Fund Services will issue a receipt for such Fund Records. Fund Services shall maintain a complete and orderly inventory of all Fund Records for which it has issued a receipt. Fund Services shall be under no duty or obligation to audit or reconcile the content, nor shall it be responsible for the accuracy or completeness of those Fund Records not created by it. Upon written request in a form to be determined by Fund Services and the Trust, Fund Services will return or release the requested Fund Records to such persons or entities pursuant to the Instructions provided by the Trust. Once one or more Fund Records have been returned or released by Fund Services, Fund Services shall have no further duty or obligation to act as repository for said previously released Fund Records. The Sponsor represents and warrants that: (a) promptly after the date of this Agreement, it will, at its own expense, deliver, cause to be delivered or make available to Fund Services all of the Fund Records in effect as of the date of this Agreement; (b) it will, on a continuing basis and at its own expense, promptly deliver, cause to be delivered or make available to Fund Services any Fund Records created after the date of this Agreement; (c) it has adequate record-keeping policies and procedures in effect to ensure that all Fund Records are promptly provided to Fund Services pursuant to the terms of this Agreement; (d) it shall be responsible for the accuracy and completeness of any Fund Records not created by Fund Services; and (e) it shall be responsible for ensuring the Trust’s or the Funds’ compliance with, fulfillment of its obligations under or enforcement of, any Fund Records not created by Fund Services. Fund Services acknowledges that the records maintained and preserved by it pursuant to this Agreement are the property of the Trust and will be, at the Trust’s expense, surrendered promptly upon reasonable request. In performing its obligations under this Section, Fund Services may utilize micrographic and electronic storage media as well as independent third party storage facilities.

14.              Compliance with Laws

The Trust has and retains primary responsibility for all compliance matters relating to the Funds, including but not limited to compliance with the 1933 Act, 1934 Act, the Internal Revenue Code of 1986, the Sarbanes-Oxley Act of 2002, the USA Patriot Act of 2001, the rules and regulations of the SEC, CFTC, NFA, the securities exchange on which any Shares are listed and the policies and limitations of the Fund relating to its portfolio investments as set forth in its registration statement.  Fund Services’ services hereunder shall not relieve the Trust or Sponsor of its responsibilities for assuring such compliance.

15.              Term of Agreement; Amendment

This Agreement shall become effective as of the date first written above and will continue in effect for a period of three (3) years.  This Agreement may be terminated by any party upon giving 90 days prior written notice to the other parties or such shorter period as is mutually agreed upon by the parties.  Notwithstanding the foregoing, this Agreement may be terminated by any party upon the breach of another party of any material term of this Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party.  This Agreement may not be amended or modified in any manner except by written agreement executed by Fund Services and the Trust, and authorized or approved by the Sponsor.

16.              Duties in the Event of Termination

In the event that, in connection with termination, a successor to any of Fund Services’ duties or responsibilities hereunder is designated by the Trust by written notice to Fund Services, Fund Services will promptly, upon such termination and at the expense of the Trust, transfer to such successor all relevant books, records, correspondence and other data established or maintained by Fund Services under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which Fund Services has maintained the same, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from Fund Services’ personnel in the establishment of books, records and other data by such successor.  If no such successor is designated, then such books, records and other data shall be returned to the Trust and Sponsor.

17.               Early Termination

In the absence of any material breach of this Agreement, should the Trust and Sponsor elect to terminate this Agreement prior to the end of the initial three year term, the Trust agrees to pay the following fees:

(1)  all monthly fees through the life of the Agreement, including the repayment of any negotiated discounts;

(2)  all fees associated with converting services to successor service provider;

(3)  all fees associated with any record retention and/or tax reporting obligations that may not be eliminated due to the conversion to a successor service provider;

                  (4)  all out-of-pocket costs associated with (1) to (3) above

18.              Assignment

This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust without the written consent of Fund Services, or by Fund Services without the written consent of the Trust accompanied by the authorization or approval of the Trust’s Sponsor.

19.              Governing Law

This Agreement shall be construed in accordance with the laws of the State of Wisconsin, without regard to conflicts of law principles.  To the extent that the applicable laws of the State of Wisconsin, or any of the provisions herein, conflict with the applicable provisions of the 1933 Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the 1933 Act or any rule or order of the SEC thereunder.

20.              No Agency Relationship

Nothing herein contained shall be deemed to authorize or empower any party to act as agent for another party to this Agreement, or to conduct business in the name, or for the account, of another party to this Agreement.

21.              Services Not Exclusive

Nothing in this Agreement shall limit or restrict Fund Services from providing services to other parties that are similar or identical to some or all of the services provided hereunder.

22.              Invalidity

Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties.

23.              Notices

Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth below:

Notice to Fund Services shall be sent to:

              U.S. Bancorp Fund Services, LLC

              615 East Michigan Street

              Milwaukee, WI  53202

              Attn:  President

and notice to the Trust or Sponsor shall be sent to:

              Teucrium Trading, LLC

232 Hidden Lake Road, Building A

Brattleboro, VT 05301

24.              Multiple Originals

This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

(signatures on the following page)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date first above written.

TEUCRIUM COMMODITY TRUST

By:___________________________

Name:________________________

Title:_________________________

TEUCRIUM TRADING, LLC

By:________________________________

Name:  ____________________________

Title: ______________________________

U.S. BANCORP FUND SERVICES, LLC

By:________________________________

Name:  Michael R. McVoy

Title: Executive Vice President

Exhibit A to the Fund Accounting Servicing Agreement –   Teucrium Commodity Trust

Separate Series of Teucrium Commodity Trust

Name of Series Teucrium Corn Fund Teucrium Wheat Fund Teucrium Soybean Fund Teucrium Sugar Fund Teucrium Agricultural Fund